UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 1, 2015

Idenitiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39300 Civic Center Dr., Suite 140

Fremont, California

(Address of principal executive offices, including zip code)

(949) 250-8888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

On May 1, 2015 Identiv, Inc. (the “Company”) filed a Form 12b-25 with the Securities and Exchange Commission with respect to its annual report on Form 10-K for the period ended December 31, 2014 (the “Annual Report”). The Company needs additional time to complete the information called for by Item III of Form 10-K, including the executive compensation information (the “Part III Information”) which the Company was not able to complete by April 30, 2015 (the prescribed due date for the inclusion of the Part III Information in the Company’s Annual Report filing) without unreasonable effort or expense due to the circumstances described below.

The Company has been served with a complaint (the “Complaint”) from a former employee alleging, among other things, certain expense reimbursement issues with respect to certain executive officers and certain other employees of the Company. The Board of Directors of the Company has formed a special committee (the “Committee”) to investigate the allegations contained in the Complaint and related matters with the assistance of independent counsel.

The Company is currently unable to predict when it will be in a position to file an amendment to its Annual Report on Form 10-K/A to include the required Part III Information as well as to file a definitive proxy statement in connection with the 2015 annual meeting. The Company expects to provide an update on its earnings call with respect to the quarter ended March 31, 2015.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding: the timing of filing the Company’s Annual Report on Form 10-K/A; updates at the Company’s earnings call with respect to the quarter ended March 31, 2015; the timing of filing the Company’s definitive proxy statement; and the timing required for the Committee to complete its investigation.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the timing required for the Committee to complete its investigation, and the other factors discussed in our public company reports, including our Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

The information contained in Item 7.01 of this report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDENTIV, INC.

Date: May 1, 2015	By:	/s/ Brian Nelson
Brian Nelson Chief Financial Officer and Secretary